UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 3, 2008

OMNIRELIANT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4218 West Linebaugh Ave.
Tampa, FL 33624
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (813) 885-5998

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 3, 2008, Lucien Lallouz resigned as a member of the Board of Directors of the Company, effective January 1, 2008. There was no disagreement or dispute between Mr. Lallouz and the Company which led to his resignation.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Resignation Letter of Lucien Lallouz, dated January 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniReliant Holdings, Inc.

/s/ Chris Phillips
Date: January 7, 2008	Chris Phillips
Interim Chief Executive Officer